UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2013

VALERO ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-13175	74-1828067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Valero Way San Antonio, Texas	78249
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2013 annual meeting of the stockholders of Valero Energy Corporation (“Valero”) was held May 2, 2013. Matters voted on at the annual meeting and the results thereof were as follows:
(1)    Proposal 1: Election of directors. The election of each director was approved as follows.

Jerry D. Choate	shares voted	required vote *	vote received
for	390,685,982	>50.0%	97.86%
against	8,551,969
abstain	8,356,651
broker non-votes	60,276,728

Ruben M. Escobedo	shares voted	required vote *	vote received
for	342,963,396	>50.0%	84.76%
against	61,647,160
abstain	2,984,046
broker non-votes	60,276,728

William R. Klesse	shares voted	required vote *	vote received
for	388,319,343	>50.0%	96.54%
against	13,911,119
abstain	5,364,140
broker non-votes	60,276,728

Deborah P. Majoras	shares voted	required vote *	vote received
for	401,677,304	>50.0%	98.99%
against	4,116,610
abstain	1,800,688
broker non-votes	60,276,728

Bob Marbut	shares voted	required vote *	vote received
for	390,777,168	>50.0%	97.88%
against	8,445,796
abstain	8,371,638
broker non-votes	60,276,728

Donald L. Nickles	shares voted	required vote *	vote received
for	373,787,095	>50.0%	93.47%
against	26,106,357
abstain	7,701,150
broker non-votes	60,276,728

Philip J. Pfeiffer	shares voted	required vote *	vote received
for	401,142,025	>50.0%	98.98%
against	4,136,065
abstain	2,316,512
broker non-votes	60,276,728

Robert A. Profusek	shares voted	required vote *	vote received
for	390,269,865	>50.0%	97.88%
against	8,444,156
abstain	8,880,581
broker non-votes	60,276,728

Susan K. Purcell	shares voted	required vote *	vote received
for	391,615,286	>50.0%	98.11%
against	7,552,524
abstain	8,426,792
broker non-votes	60,276,728

Stephen M. Waters	shares voted	required vote *	vote received
for	395,080,949	>50.0%	98.79%
against	4,819,756
abstain	7,693,897
broker non-votes	60,276,728

Randy Weisenburger	shares voted	required vote *	vote received
for	397,836,181	>50.0%	98.17%
against	7,431,935
abstain	2,326,486
broker non-votes	60,276,728

Rayford Wilkins, Jr.	shares voted	required vote *	vote received
for	400,493,764	>50.0%	98.82%
against	4,784,132
abstain	2,316,706
broker non-votes	60,276,728

(2)    Proposal 2: Ratify the appointment of KPMG LLP to serve as Valero's independent registered public accounting firm for the fiscal year ending December 31, 2013. The proposal was approved as follows:

Proposal 2	shares voted	required vote *	vote received
for	459,104,966	>50.0%	98.13%
against	6,644,342
abstain	2,122,022
broker non-votes	n/a

(3)    Proposal 3: Vote on an advisory resolution to ratify the 2012 compensation of the named executive officers listed in the proxy statement (“say on pay”). The proposal was approved as follows:

Proposal 3	shares voted	required vote *	vote received
for	385,452,397	>50.0%	94.57%
against	18,191,290
abstain	3,950,915
broker non-votes	60,276,728

Stockholder Proposal:
(4)    Proposal 4: Vote on a stockholder proposal entitled, “Disclosure of Political Contributions.” The proposal was not approved. Voting results for the proposal follow.

Proposal 4	shares voted	required vote *	vote received
for	150,770,372	>50.0%	36.99%
against	200,847,970
abstain	55,976,260
broker non-votes	60,276,728

* Notes:
Required votes. For Proposal 1, as required by Valero’s bylaws, each director is to be elected by a majority of votes cast with respect to that director’s election. Proposals 2 through 4 required approval by the affirmative vote of a majority of the voting power of the shares present in person or by proxy at the Annual Meeting and entitled to vote.

Effect of abstentions. Shares voted to abstain are treated as “present” for purposes of determining a quorum. In the election of directors (Proposal 1), per Valero’s bylaws, shares voted to abstain are not deemed to be “votes cast,” and are accordingly disregarded. When, however, approval for a proposal requires (a) the affirmative vote of a majority of the voting power of the issued and outstanding shares of the company, or (b) the affirmative vote of a majority of the voting power of the shares present in person or by proxy and entitled to vote, then shares voted to abstain have the effect of a negative vote (applies to Proposals 2 through 4).

Effect of broker non-votes. Brokers holding shares for the beneficial owners of such shares must vote according to specific instructions received from the beneficial owners. If specific instructions are not received, in some instances, a broker may nevertheless vote the shares in the broker’s discretion. But under New York Stock Exchange rules, brokers are precluded from exercising voting discretion on certain proposals without specific instructions from the beneficial owner. This results in a “broker non-vote” on the proposal. A broker non-vote is treated as “present” for purposes of determining a quorum, has the effect of a negative vote when approval for a particular proposal requires the affirmative vote of a majority of the voting power of the issued and outstanding shares of the company, and has no effect when approval for a proposal requires the affirmative vote of a majority of the voting power of the shares present in person or by proxy and entitled to vote. Per the NYSE’s rules, brokers had discretion to vote at the Annual Meeting on Proposal 2 only.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY CORPORATION

Date: May 3, 2013                by:     /s/ Jay D. Browning
Jay D. Browning
Senior Vice President and General Counsel